                                                                       EXHIBIT 1


                            JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.001 par value, of Reading Entertainment, Inc., a Nevada corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.


     The undersigned further agree that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided, however, that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of December 28, 2001.



                                 /s/ James J. Cotter
                                 --------------------------------------------
                                 Name:  James J. Cotter

                                 ____________________________________________
                                 Craig Corporation



                                 By:  /s/ Andrzej Matyczynski
                                 --------------------------------------------
                                 Name:  Andrzej Matyczynski
                                 Title: Chief Financial Officer
                                 ____________________________________________
                                 Citadel Holding Corporation



                                 By:  /s/ Andrzej Matyczynski
                                 --------------------------------------------
                                 Name:  Andrzej Matyczynski
                                 Title:  Chief Financial Officer

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